                                                                    Exhibit 31.1

              Certification of Chief Executive Officer Pursuant to
              Securities Exchange Act Rules 13a-15(e) and 15d-15(e)
                             as Adopted Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

         I,  Michael  Kagan,  Chief  Executive  Officer of  Tropical  Sportswear
Int'l Corporation, certify that:

         1.       I  have  reviewed  this  quarterly  report  on  Form  10-Q  of
Tropical Sportswear Int'l Corporation;

         2.  Based on my  knowledge,  this  quarterly  report  does not  contain any  untrue  statement  of a  material  fact or omit to  state a  material  fact necessary  to make the  statement  made,  in light  of the  circumstances  under which such  statements  were made,  not  misleading  with  respect to the period covered by this quarterly report;

         3.       Based on my  knowledge,  the financial  statements,  and other financial  information included in this quarterly report,  fairly present in all material  respects  the  financial  condition,  results of  operations  and cash flows of  registrant  as of, and for, the periods  presented  in this  quarterly report;

         4.       The  registrant's   other   certifying   officers  and  I  are
responsible   for   establishing   and  maintaining   disclosure   controls  and
procedures  (as defined in Exchange Act Rules  13a-15(e) and  15d-15(e)) for the
registrant and we have:

         a) Designed such  disclosure  controls and  procedures,  or caused such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that  material  information  relating to the  registrant,  including  its
consolidated  subsidiaries,   is  made  known  to  us  by  others  within  those
entities,  particularly  during  the period in which  this  quarterly  report is being prepared;

         b)  Evaluated  the   effectiveness  of  the   registrant's   disclosure
controls and procedures and presented in this quarterly  report our  conclusions about the  effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

         c)  Disclosed  in this report any change in the  registrant's  internal control over financial  reporting  that occurred  during the  registrant's  most recent fiscal  quarter (the  registrant's  fourth fiscal  quarter in the case of an annual  report) that has  materially  affected,  or is  reasonably  likely to materially affect, the registrant's internal controls over financial reporting.

                 5.  The  registrant's  other  certifying  officers  and I  have disclosed,  based  on our most  recent  evaluation,  of  internal  control  over financial reporting,  to the registrant's  auditors and that the audit committee of the  registrant's  board of directors (or persons  performing  the equivalent functions):

         a) All significant  deficiencies and material  weaknesses in the design
or  operation  of  internal   controls  over  financial   reporting   which  are
reasonably  likely to  adversely  affect  the  registrant's  ability  to record, process, summarize and report financial information; and

         b) Any fraud,  whether or not  material,  that  involves  management or other  employees  who  have a  significant  role  in the  registrant's  internal controls over financial reporting.

         Date:  August 11, 2004

         By:       /s/ Michael Kagan
                   Michael Kagan
                   Chief Executive Officer